SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2002

GOODRICH CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	1-892	34-0252680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

SIGNATURE
Exhibit Index
EX-1.1 UNDERWRITING AGREEMENT
EX-1.2 PRICING AGREEMENT
EX-5 OPINION OF ROBINSON, BRADSHAW & HINSON, P.A.

ITEM 5. OTHER EVENTS.

     Reference hereby is made to the Registration Statement on Form S-3 (file no. 333-98165) filed by Goodrich Corporation, a New York corporation (the “Company”), with the Securities and Exchange Commission (the “Commission”) on August 15, 2002 and declared effective by the Commission on September 6, 2002 (the “Registration Statement”), under which the Company has registered an aggregate of $2,400,000,000 of its debt securities, series preferred stock, common stock, stock purchase contracts and stock purchase units for sale from time to time.

     On November 20, 2002, the Company entered into an underwriting agreement and related pricing agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the several underwriters named therein, relating to the public offering of 13,000,000 shares of the Company’s common stock, par value $5.00 per share, under the Company’s Registration Statement. If the offering is consummated, the Company will use the estimated net proceeds of approximately $188.6 million from the offering (approximately $216.9 million if the underwriters exercise their overallotment option in full), after deducting underwriting discounts and estimated offering expenses, to repay a portion of the amounts outstanding under the Company’s $1.5 billion, 364-day credit facility used to acquire the Aeronautical Systems businesses from TRW Inc.

     The Company is filing this Current Report on Form 8-K to cause the exhibits hereto to be incorporated into the Registration Statement by reference.

ITEM 7. EXHIBITS.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 20, 2002, between Goodrich Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the underwriters.
1.2	Pricing Agreement, dated November 20, 2002, between Goodrich Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.
5	Opinion of Robinson, Bradshaw & Hinson, P.A., dated as of November 20, 2002, regarding the legality of the issuance of the shares of Common Stock.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2002	Goodrich Corporation

	By:	/s/ Kenneth L. Wagner

	Name: Title:	Kenneth L. Wagner Senior Counsel and Assistant Secretary

Goodrich Corporation
Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 20, 2002, between Goodrich Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the underwriters.
1.2	Pricing Agreement, dated November 20, 2002, between Goodrich Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.
5	Opinion of Robinson, Bradshaw & Hinson, P.A., dated as of November 20, 2002, regarding the legality of the issuance of the shares of Common Stock